Exhibit 10.68

[***]	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT NO. 1
TO RESEARCH COLLABORATION AGREEMENT

This Amendment No. 1 to the Research Collaboration Agreement (this Amendment) is dated as of November 30, 2010 (the Effective Date), between:

(1)	INTERNATIONAL AIDS VACCINE INITIATIVE, a not-for-profit corporation with its principal offices located at 110 William Street, Floor 27, New York, NY 10038 (IAVI); and

(2)	THERACLONE SCIENCES, INC. a biotechnology company with its principal offices located at 1124 Columbia Street, Suite 300, Seattle, WA 98104 (Theraclone).

IAVI and Theraclone are each a Party and together the Parties.

RECITALS

WHEREAS, IAVI and Theraclone entered into a Research Collaboration Agreement dated July 1, 2009 (the Agreement); and

WHEREAS, the Parties wish to amend the payments due and the Scope of Work under the Agreement.

IT IS AGREED AS FOLLOWS:

1.	Definitions

Unless otherwise provided herein, all defined terms used in this Amendment No. 1 will have the same meaning as in the Agreement.

2.	Amendment of Section 3 (Fixed Price and Payment)

Sections 3(a), (b) and (c) (Fixed Price and Payment) of the Agreement are hereby deleted and replaced as follows:

“(a)	The total fixed price for the performance of activities covered in the Scope of Work by Theraclone is [***] (the Total Fixed Price).

*Confidential Treatment Requested.

(b)	Subject to paragraph (c) below, the Total Fixed Price will be payable in the following, non-refundable installments:

(i)	[***] on each of the Effective Date, [***]; and

(ii)	[***] on or before [***]; and

(iii)	[***] on or before [***].

(c) The payment of each installment of the Total Fixed Price (after the initial payment on the Effective Date) is guaranteed subject to (i) the receipt by IAVI of an invoice for such payment and (ii) the delivery of the quarterly report for such quarter (as referenced in Section 6 below) reflecting acceptable performance of the Scope of Work for such quarterly period, each on the following dates: [***].

In the event that IAVI is not satisfied with the performance of the Scope of Work for any quarterly period, then IAVI must notify Theraclone within 15 days of receipt of such quarterly report and provide reasonably detailed reasons for its lack of satisfaction. In the event that IAVI does not so notify Theraclone within such 15 day period, then IAVI will be deemed to be satisfied.”

3.	Amendment of the Scope of Work

The Scope of Work attached to the Agreement is hereby deleted and replaced with the Scope of Work in Attachment I annexed hereto.

4.	Full Force and Effect

Except as specifically modified or amended in this Amendment, the Agreement will remain in full force and effect. No oral promise, covenant or representation of any character or nature has been made to induce either Party to enter into this Amendment. No provision of this Amendment may be modified or amended except expressly in a writing signed by both Parties nor will any term be waived except expressly in a writing signed by the party charged therewith.

5.	Counterparts

This Amendment may be executed in one or more counterparts, each of which together will be deemed original but all of which together will constitute one and the same document. A photocopy of the original signature of an authorized representative of a party will have the same validity as an original signature for the purpose of this Agreement.

*Confidential Treatment Requested.

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6.	Governing Law

This Amendment will be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their authorized representatives.

International AIDS Vaccine Initiative		Theraclone Sciences, Inc.

By	/s/ Wayne Koff	By	/s/ Russ Hawkinson
Name: Wayne Koff		Name: Russ Hawkinson
Title: Senior Vice President & CSO		Title: CFO
Date: 12/6/10		Date: 11/30/2010

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ATTACHMENT I

SCOPE OF WORK

[***]

*Confidential Treatment Requested.

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